BOVIE MEDICAL CORPORATION

EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Bovie Medical Corporation (the “Company”) on Form 10-QSB for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Andrew Makrides, Chief Financial Officer, certify, pursuant to 18 USC §1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2005

/s/ Andrew Makrides
Chief Financial Officer,

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.